SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                        Date of Report: October 28, 2003


                            INDUSTRIAL MINERALS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                         000-30651                 06-1474412
--------                         ---------                 ----------
(State or other                 (Commission                (IRS Employer
 jurisdiction of                 File Number)             Identification No.)
 incorporation)


           Suite 750, 2 Robert Speck Parkway, Mississauga, ON L4Z 1H8
           ----------------------------------------------------------
                                (Current Address)

       Registrant's Telephone Number, Including Area Code: (905) 386-3451



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

         None.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         None.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

         None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         None.


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

        On October 24, 2003, at the Company's Annual Meeting, John Melnyk, Robert Stoutley, Steve Weathers, and Larry Van Tol were elected directors. Debra Ann Dupuis withdrew her name from the ballot.

JOHN MELNYK, age 54, studied Business Administration and Commerce at the University of Alberta from 1970 to 1974. From 1974 to 1978, he managed a sales territory for McQueen Sales Company, Ltd., a distributor of photographic products. From 1978 to 1982 he was a self employed sales agent in the photo-graphic industry. In 1982 he purchased an interest in a photo finishing lab which he sold in 1994. From 1994 to present he has been a self employed business consultant. Mr. Melnyk also served as the President and a director of Murphy's Investment Corp. a privately held Corporation (1999-2002) which invests in various ventures. He resigned his position from Murphy's in March 2002. Mr. Melnyk works full time for the Company and has been CFO, Secretary, and directors of the Company since 2002.

R.A. (BOB) STOUTLEY age 50 was most recently Vice-President of Air Products Canada Ltd, a wholly owned subsidiary of Air Products and Chemicals. Air Products is a leading global supplier of industrial gases and chemicals operat-ing in 32 countries. Mr. Stoutley left Air Products at the end of March 2003 after a career spanning twenty years. During Mr. Stoutley's twenty year career he was given increasing roles of responsibility. Initially, hired to establish sales and operations in Western Canada, Mr. Stoutley advanced through positions in sales, sales management, business and project development and finally Vice President and a member of the board of directors of Air Products Canada Ltd. Mr. Stoutley was appointed President of the Company in mid-2003.

STEPHEN W. WEATHERS, age 42, earned his B. S. in Geology from Boise State University. He has worked as an environmental geologist both in the mining industry and oil and gas industry. His duties included permitting, environmental compliance, environmental remediation/reclamation and natural gas asset acquisi-tions both in the United States and Canada. Mr. Weathers worked for Maxxim Environmental/Terracon from 1997 through 1999 and presently works in the environmental remediation division for a Duke Energy Field Services which is a natural gas processing company (1999-2002). Mr. Weathers also served as a director (2001-2003) and CFO in 2003 of Sun River Mining, Inc., which is seeking a business acquisition. Mr. Weathers has been a director since early 2002.

LARRY VAN TOL, age 60, graduated with a Bachleor of Science degree in Business Administration and Economics from the University of Minnesota in 1967. From 1976 to present Mr. Van Tol has been the owner operator of Hilltop Florist and Green-house in Mankato, Minnesota. Mr. Van Tol has been a director of Security State Bank in Mankato. He has held this directorship since 1999. Mr. Van Tol is a mem-ber of the audit, company policy, compensation, investment and loan approval committees of Security State Bank. Security State bank is privately held and the 3rd largest of Mankato's 28 Banks. Security State bank has one location and $100 million in assets. Mr. Van Tol is also a director of Bancommunity Service

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Corp. Bancommunity is the privately held holding company of First National Bank of St. Peter, MN and Security State Bank of Mankato. Mr. Van Tol has held this position since 1999.

        Toski, Schaeffer & Co., P.C. were confirmed as auditors for the fiscal year ended December 31, 2003.


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

        None.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Financial Statements:                             None

         Exhibits:                                         None


ITEM 8.  CHANGE IN FISCAL YEAR

          None.


ITEM 9.  REGULATION FD DISCLOSURE.

          None.


ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

          None.


ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
PLANS

          None.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          None.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 28, 2003
                                        Industrial Minerals, Inc.



                                        By: /s/ John Melnyk
                                            ----------------------------------
                                            John Melnyk, CFO & Secretary